UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: February 22, 2017

DELCATH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16133	06-1245881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1633 Broadway, Suite 22C, New York, New York 10019

(Address of principal executive offices, including zip code)

(212) 489-2100

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Effective February 21, 2017, Ms. Barbra C. Keck, previously the Senior Vice President of Finance, Principal Accounting Officer and Principal Financial Officer of the Company, became the Chief Financial Officer of the Company (the “Promotion”). In connection with the Promotion, Ms. Keck’s annual base salary was increased to $300,000. All other terms and conditions of Ms. Keck’s employment with the Company not described herein remain the same as described in the Company’s Proxy Statement for its 2016 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on June 21, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELCATH SYSTEMS, INC.

Dated: February 22, 2017	By:	/s/ Jennifer K. Simpson, Ph.D.
	Name:	Jennifer K. Simpson, Ph.D.
	Title:	President and Chief Executive Officer